As filed with the Securities and Exchange Commission on March 18, 2003


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): March 17, 2003


                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
             (Exact name of registrant as specified in its charter)

         DELAWARE                       0-18711                 13-3437739
-------------------------------   ----------------             -------------
(State or other jurisdiction of   (Commission File             (IRS Employer
       incorporation)                   Number)              Identification No.)

7 PENN PLAZA, SUITE 422, NEW YORK, NY                              10001
---------------------------------------------------             ----------
     (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:     (212) 563-1036
                                                       ----------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.


                  EXHIBIT NO.       DESCRIPTION
                  -----------       -----------

                  99.1 Actrade Financial Technologies Ltd. Monthly Operating Statement for the period February 1, 2003 through February 28, 2003

                  99.2 Actrade Capital, Inc. Monthly Operating Statement for the period February 1, 2003 through February 28, 2003


ITEM 9.  REGULATION FD DISCLOSURE.

                  On March 17, 2003, Actrade Financial Technologies Ltd. (the "Company") and one of its direct U.S. subsidiaries, Actrade Capital, Inc. ("Capital"), each filed a monthly operating statement for the period February 1, 2003 through February 28, 2003 (together, the "Operating Reports") with the United States Bankruptcy Court for the Southern District of New York. A copy of the Operating Reports are filed as Exhibits 99.1 and 99.2 hereto and incorporated by reference herein.

LIMITATION ON INCORPORATION BY REFERENCE

                  In accordance with General Instruction B.2 of Form 8-K, the information in this Item 9 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 9 will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

CAUTIONARY STATEMENT REGARDING FINANCIAL AND OPERATING DATA

                  The Company cautions readers not to place undue reliance upon the information contained in the Operating Reports. The Operating Reports contain financial statements and other financial information that has not been audited by independent accountants and may be subject to future revision, reconciliation and adjustment. The Operating Reports are in a format prescribed by applicable bankruptcy laws and should not be used for investment purposes. The Operating Reports contain information for periods different from those required in the Company's reports pursuant to the Exchange Act, and that information might not be indicative of the Company's or Capital's financial condition or operating results for the period that would be reflected in the Company's or Capital's financial statements or in the Company's reports pursuant to the Exchange Act. Results set forth in the Operating Reports should not be viewed as indicative of future results.

                  In addition, it should be noted that (a) the Company has not completed its financial statements as of or for the fiscal year ended June 30, 2002, or received its independent public accountants' report thereon or filed with the Securities and Exchange Commission (the "Commission") its Annual Report on Form 10-K for the year ended June 30, 2002, (b) the Company's independent public accountants, Deloitte & Touche LLP, suspended their auditing work on the Company's financial statements for the fiscal year ended June 30, 2002, (c) the Company has not yet completed its financial statements as of and for the three months ended September 30, 2002 or December 31, 2002, or filed with the Commission its Quarterly Report on Form 10-Q for the quarters ended September 30, 2002 or December 31, 2002 and (d) as stated in the Company's December 12, 2002 press release (the "December 12 Release"), the Company's historical financial statements and SEC filings should not, at this time, be relied upon.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

                  Certain information contained in this Form 8-K and the Operating Reports constitutes forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of risks and uncertainties due to the Company's pending litigation and ongoing internal evaluation and regulatory and law enforcement investigations, each as described in the Company's recent press releases, including the December 12 Release. Other factors that may cause events to differ materially from those indicated by such forward-looking statements include, but are not limited to: uncertainties regarding the possibility of restatements of documents previously filed by the Company with the SEC, including restatements of the Company's financial statements; uncertainties regarding the Company's ability to collect under the defaulted TADs and bills of exchange described in the December 12 Release and subsequent press releases dated December 16, 2002 and January 2, 2003; uncertainties regarding the Company's ability to collect under the surety bonds issued in respect of the defaulted TADS described in the December 12 Release and a subsequent press release dated January 2, 2003; additional facts found by the Company in connection with the issues that are the subject of its internal evaluation; uncertainties regarding the Company's Chapter 11 bankruptcy process; uncertainties regarding the

Company's ability to obtain continued financing for its operations; and those factors discussed in the Company's Form 10-Q for the quarter ending March 31, 2002, which is on file with the SEC. In addition, any forward-looking statements represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ACTRADE FINANCIAL TECHNOLOGIES LTD.



                                   By:  /s/ Richard McCormick
                                        ---------------------------------------
                                        Name:   Richard McCormick
                                        Title:  Chief Executive Officer




Dated: March 18, 2003

                                  EXHIBIT INDEX


         EXHIBIT           DESCRIPTION

         99.1 Actrade Financial Technologies Ltd. Monthly Operating Statement for the period February 1, 2003 through February 28, 2003

         99.2 Actrade Capital, Inc. Monthly Operating Statement for the period February 1, 2003 through February 28, 2003